UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________________________________________________________________

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2022

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway,	Livonia,	Michigan	48152
(Address of Principal Executive Offices)			(Zip Code)
(313) 274-7400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2022, the Board of Directors of Masco Corporation (the “Company”) elected Robin Zondervan, 42, as the Company’s Vice President, Controller and Chief Accounting Officer, effective February 14, 2022. Ms. Zondervan joins the Company from Steelcase Inc., where she served as the Vice President, Corporate Controller and Chief Accounting Officer since April 2021, Corporate Controller & Chief Accounting Officer from December 2020 to April 2021, Corporate Controller from May 2018 to December 2020 and Assistant Corporate Controller from March 2014 to May 2018.

Ms. Zondervan will receive an annual base salary of $325,000. She will be eligible to participate in the Company's discretionary annual performance program, under which she is eligible to earn a cash bonus and a restricted stock unit award. She will also be eligible to participate in the Company's Long Term Incentive Program, pursuant to which she is eligible to earn an equity award based on the Company's attainment of specified goals over three-year performance periods. Her target opportunity under each of these programs is 40% of her annual base salary, and the payout or awards under these programs, as applicable, are based on individual performance and the Company’s attainment of specified goals and are capped at 200% of the target opportunity. In addition, Ms. Zondervan will receive a one-time cash sign-on bonus of $100,000 and an initial equity award of 4,500 restricted stock units. Ms. Zondervan is also eligible for relocation assistance pursuant to the Company’s relocation policy, and other benefits available to our executives, as further described in our Proxy Statement dated March 31, 2021.

There are no understandings or arrangements between Ms. Zondervan and any other person pursuant to which she was selected as an officer and there are no family relationships between Ms. Zondervan and any director or executive officer of the Company. There are and have been no transactions since the beginning of the Company’s last fiscal year, regarding Ms. Zondervan that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

10	Employment Offer Letter dated January 6, 2022 between Robin Zondervan and Masco Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
Name:	John G. Sznewajs
Title:	Vice President, Chief Financial Officer

February 7, 2022
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